                                                                    EXHIBIT 32.1

Date: September 25, 2003

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                       AS ADOPTED PURSUANT TO SECTION 906

                       OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Annual Report of Parker Drilling Company (the Company) on Form 10-K/A for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Robert L. Parker Jr., President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company


                                    /s/ ROBERT L. PARKER JR.
                                    -----------------------------------------
                                    Robert L. Parker Jr.
                                    President and Chief Executive Officer